UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2022 (August 15, 2022)

SOCIETY PASS INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	001-41037	83-1019155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

701 S. Carson Street, Suite 200 Carson City, Nevada 89701

(Address of principal executive offices)

(+65) 6518-9382

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOPA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement

On August 15, 2022 (the “Signing Date”), Society Pass Incorporated, a Nevada corporation (the “Company”) and SOPA Technology Pte, Ltd., a Republic of Singapore company, which in turn is a 95% owned subsidiary of the Company (collectively referred to as the “Purchasers”), entered into the Sale and Purchase Agreement (the “Agreement”) with PT Gema Lintas Benua (“Gema”), a limited liability company duly established and existing under the law of the Republic of Indonesia and Sigit Ginawan Putra, an Indonesian Citizen (collectively referred to as the “Sellers”).

Per the Agreement the Company shall acquire 75% of the outstanding capital stock of Nusatrip International Pte Ltd, a limited liability company duly established and existing under the law of Singapore (“NusaTrip Intl.”), from Gema, on an “as is” basis. Additionally, the Purchasers shall acquire all of the outstanding capital stock of PT Tunas Sukses Mandiri, a limited liability company duly established and existing under the law of the Republic of Indonesia (“Tunas”), on an “as is” basis. The Purchasers have agreed in the Agreement to assume certain liabilities.

The acquisition was materialized by US$ 620,000.00 being deposited by the Purchasers into the Sellers’ respective escrow account(s). The division of the consideration shall be listed below.

a)	US$ 601,189.00 for all of the outstanding capital stock of Tunas; and
b)	US$ 18,811.00 for 75% of the outstanding capital stock of NusaTrip Intl.

The foregoing summary description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

To the extent applicable, the information set forth in Item 1.01 is incorporated by reference into this Item 2.01.

Item 8.01 Other Events

On August 15, 2022, SOPA issued a press release announcing the matters described in Item 1.01 of this report, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1	Sale and Purchase Agreement, dated August 15, 2022, among the Purchasers and the Sellers.
99.1	Press Release, dated August 15, 2022.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Society Pass Incorporated

	By:	/s/ Dennis Nguyen
	Name:	Dennis Nguyen
	Title:	Chief Executive Officer

Date: August 19, 2022

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